UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2014

Starwood Hotels & Resorts Worldwide, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-7959	52-1193298
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One StarPoint, Stamford, Connecticut		06902
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 964-6000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On September 15, 2014, Starwood Hotels & Resorts Worldwide, Inc. (the “Company”) completed a public offering of $350,000,000 in aggregate principal amount of 3.750% Senior Notes due 2025 (the “2025 Notes”) and $300,000,000 in aggregate principal amount of 4.500% Senior Notes due 2034 (the “2034 Notes,” and collectively with the 2025 Notes, the “Notes”). The Notes were issued pursuant to an indenture, dated as of December 10, 2012 (the “Base Indenture”), as supplemented by the Supplemental Indenture No. 2, dated as of September 15, 2014 (the “Supplemental Indenture,” and collectively with the Base Indenture, the “Indenture”), each between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee.

The Notes are direct, unsecured obligations of the Company and rank equally with all of the Company’s existing and future unsecured and unsubordinated obligations. Interest on the 2025 Notes will be payable on March 15 and September 15 of each year until maturity, beginning on March 15, 2015. Interest on the 2034 Notes will be payable on April 1 and October 1 of each year until maturity, beginning on April 1, 2015.

The Company may redeem all or a portion of the 2025 Notes at its option at any time prior to December 15, 2024 (three months prior to the maturity date of the 2025 Notes) at the “make-whole” redemption price equal to the greater of:

•	100% of the aggregate principal amount of the 2025 Notes being redeemed, plus accrued and unpaid interest to, but excluding, the redemption date; and

•	the sum of the present values of the remaining scheduled payments of principal and interest in respect of the 2025 Notes being redeemed (exclusive of any interest accrued to the date of redemption) discounted to the redemption date on a semi-annual basis at the Treasury Rate (as defined in the Supplemental Indenture) plus 25 basis points, plus accrued and unpaid interest to, but excluding, the redemption date.

At any time on or after December 15, 2024 (three months prior to the maturity date of the 2025 Notes), the Company may redeem all or a portion of the 2025 Notes at a redemption price equal to 100% of the principal amount plus accrued and unpaid interest to, but excluding, the redemption date.

The Company may redeem all or a portion of the 2034 Notes at its option at any time prior to April 1, 2034 (six months prior to the maturity date of the 2034 Notes) at the “make-whole” redemption price equal to the greater of:

•	100% of the aggregate principal amount of the 2034 Notes being redeemed, plus accrued and unpaid interest to, but excluding, the redemption date; and

•	the sum of the present values of the remaining scheduled payments of principal and interest in respect of the 2034 Notes being redeemed (exclusive of any interest accrued to the date of redemption) discounted to the redemption date on a semi-annual basis at the Treasury Rate plus 25 basis points, plus accrued and unpaid interest to, but excluding, the redemption date.

At any time on or after April 1, 2034 (six months prior to the maturity date of the 2034 Notes), the Company may redeem all or a portion of the 2034 Notes at a redemption price equal to 100% of the principal amount plus accrued and unpaid interest to, but excluding, the redemption date.

In addition, if the Company experiences a Change of Control (as defined in the Supplemental Indenture) and the Notes are rated below Investment Grade (as defined in the Supplemental Indenture) by Standard & Poor’s Ratings Services (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”) (or the equivalent under any successor rating agencies of S&P or Moody’s, respectively), the Company will offer to repurchase all of the Notes at a price equal to 101% of the principal amount thereof plus accrued and unpaid interest to the repurchase date.

The 2025 Notes were sold to the underwriters at an issue price of 98.263% of the principal amount thereof, and the underwriters offered the 2025 Notes to the public at a price of 98.913% of the principal amount thereof. The 2034 Notes were sold to the underwriters at an issue price of 96.215% of the principal amount thereof, and the underwriters offered the 2034 Notes to the public at a price of 97.090% of the principal amount thereof. The net proceeds of the offering to the Company were approximately $631.6 million, which the Company intends to use for general corporate purposes, which may include the repayment of commercial paper, repurchases of the Company’s common stock or the payment of previously announced special dividends to the Company’s stockholders.

The Notes are being offered and sold by the Company pursuant to a registration statement (the “Registration Statement”) on Form S-3 (File No. 333-185268).

The foregoing description of the Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Base Indenture, which is filed as an exhibit to the Company’s Current Report on Form 8-K, filed on December 10, 2012, and the full text of the Supplemental Indenture, which is filed herewith as exhibit 4.1 and incorporated herein by reference.

Each of DLA Piper LLP (US), Baltimore, Maryland, and Jones Day, New York, New York, has issued an opinion to the Company, dated September 15, 2014, regarding the legality of the Notes. A copy of each opinion is filed as Exhibits 5.1 and 5.2, respectively.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 concerning the Company’s direct financial obligations is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Number	Exhibit

4.1	Supplemental Indenture No. 2, dated as of September 15, 2014, between Starwood Hotels & Resorts Worldwide, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	Form of 3.750% Senior Notes due 2025 (included in Exhibit 4.1)

4.3	Form of 4.500% Senior Notes due 2034 (included in Exhibit 4.1)

5.1	Opinion of DLA Piper LLP (US).

5.2	Opinion of Jones Day.

23.1	Consent of DLA Piper LLP (US) (included in Exhibit 5.1).

23.2	Consent of Jones Day (included in Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARWOOD HOTELS & RESORTS WORLDWIDE, INC.

By:	/s/ Jason F. Cohen
Name:	Jason F. Cohen
Title:	Senior Vice President - Legal

Date: September 15, 2014

INDEX TO EXHIBITS

Number	Exhibit

4.1	Supplemental Indenture No. 2, dated as of September 15, 2014, between Starwood Hotels & Resorts Worldwide, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	Form of 3.750% Senior Notes due 2025 (included in Exhibit 4.1)

4.3	Form of 4.500% Senior Notes due 2034 (included in Exhibit 4.1)

5.1	Opinion of DLA Piper LLP (US).

5.2	Opinion of Jones Day.

23.1	Consent of DLA Piper LLP (US) (included in Exhibit 5.1).

23.2	Consent of Jones Day (included in Exhibit 5.2).